Sales Revenue	12 Months Ended
Dec. 31, 2022
Disclosure of sales revenue [Abstract]
SALES REVENUE	SALES REVENUE
29.1.    Accounting policies
29.1.1    Passenger, cargo and auxiliary service revenue
Tickets sold but not yet used are initially recorded as “Air traffic liability”, net of estimated breakage revenue (note 22). Passenger revenue is recognized when air transportation is actually provided.
Breakage revenue represents tickets sold that are expected to expire unused, that is, passengers who have purchased tickets and are very likely not to use them before they expire. Breakage revenue is estimated using statistical models primarily based on historical data, ticket terms and customers travel behavior. Breakage revenue is recognized in proportion to the usage of the related tickets. At least annually, the calculations and the statistical model are reviewed in order to reflect and capture changes in customer behavior regarding ticket expiration.
Other revenues that include charter services, flight rescheduling fees, baggage dispatch and other additional services are recognized when services are rendered.
29.1.2    Frequent-flyer program revenue – TudoAzul
Under the “TudoAzul” program, customers accrue points based on the amount spent on tickets and according to the partners’ rules. The amount of points earned depends on TudoAzul membership category, market, fare class and other factors, including promotional campaigns.
Upon the sale of a ticket, a portion of the price of the ticket sold is allocated to future transportation service to be provided and the other portion to the points earned under the TudoAzul program. The Company determines the estimated selling price of the air transportation and points as if each element had been sold on a separate basis and was therefore based on the stand-alone selling price, in accordance with IFRS 15 – Revenue from Contracts with Customers.
The Company also sells frequent-flyer program points to customers and partners, including credit card companies, financial institutions and retail companies.
Revenue related to outstanding TudoAzul points is deferred in “Air traffic liability”, net of estimated breakage revenue (note 22), until the TudoAzul air transportation is provided for TudoAzul points redeemed.
Breakage revenue represent the outstanding TudoAzul points that are not expected to be redeemed and it is estimated based on statistical models based on historical data, including redemption patterns. Breakage revenue is recognized proportionally during the period in which the remaining points are actually redeemed, based on the weighted average price of the points sold. With some exceptions, points generally expire two years after the date earned regardless of activity in the program member's account.
29.2    Breakdown of sales revenue

	Years ended December 31,
Description	2022	2021	2020

Passenger revenue	15,020,757	9,101,576	5,197,272
Other revenues	1,513,582	1,301,090	799,222
Total	16,534,339	10,402,666	5,996,494
Taxes levied
Passenger revenue	(425,812)	(290,532)	(157,665)
Other revenues	(160,460)	(136,405)	(94,703)
Total taxes	(586,272)	(426,937)	(252,368)
Total revenue	15,948,067	9,975,729	5,744,126
Revenues by geographical location are as follows:

	Years ended December 31,
Description	2022	2021	2020

Domestic revenue	13,013,202	8,849,486	4,759,257
Foreign revenue	2,934,865	1,126,243	984,869
Total revenue	15,948,067	9,975,729	5,744,126
For information related to the operating segment, see note 3.3.